UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2022

BYLINE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-38139	36-3012593
(Commission File Number)	(I.R.S. Employer Identification No.)

180 North LaSalle Street, Suite 300
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(773) 244-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

An annual meeting of stockholders (the “Annual Meeting”) of Byline Bancorp, Inc. (“Byline” or the “Company”) was held on June 7, 2022. A total of 33,977,282 shares of the Company's common stock were present or represented by proxy at the Annual Meeting. This represented approximately 89.87% of the Company's shares of common stock that were outstanding and entitled to vote at the Annual Meeting. Three proposals were presented to Byline’s stockholders at the Annual Meeting. The proposals are described in Byline’s 2022 Proxy Statement. The final results of the stockholder vote on each of the proposals are as follows:

1.) The election of eight (8) director nominees to serve a one-year term until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Name of Director Nominee Number of Shares Votes Withheld Broker Non-Votes

Voted "For"

1	Phillip R. Cabrera	30,660,909	670,340	2,646,033
2	Antonio del Valle Perochena	30,027,251	1,303,998	2,646,033
3	Roberto R. Herencia	30,869,221	462,028	2,646,033
4	Mary Jo S. Herseth	31,192,676	138,573	2,646,033
5	Margarita Hugues Velez	31,243,453	87,796	2,646,033
6	Steven P. Kent	30,007,434	1,323,815	2,646,033
7	William G. Kistner	31,177,082	154,167	2,646,033
8	Alberto J. Paracchini	30,504,515	826,734	2,646,033

2.) The approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares of common stock that may be offered under the plan;:

Number of Shares Number of Shares Abstentions Broker Non-Votes

Voted "For" Voted "Against"

31,181,022	121,328	28,899	2,646,033

3.) The ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

Number of Shares Number of Shares Abstentions Broker Non-Votes

Voted "For" Voted "Against"

33,938,307	38,336	639	0

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in Byline’s 2022 Proxy Statement, effective as of the Annual Meeting on June 7, 2022, Mr. Steven M. Rull retired from his positions as a member of the Board and the Board Committees of the Company and Byline Bank, the Company’s bank subsidiary. Mr. Rull will be replaced by Mr. Steven P. Kent as member of the Audit Committee, effective on June 7, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYLINE BANCORP, INC.

Date: June 13, 2022	By:	/s/ Roberto R. Herencia
	Name:	Roberto R. Herencia
	Title:	Executive Chairman and Chief Executive Officer